CLASS I SHARES

BISHOP STREET FUNDS

STRATEGIC GROWTH FUND
(BSRIX)

SUMMARY PROSPECTUS
MAY 1, 2014

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://www.bishopstreetfunds.com/prospectus/. You can also get this information at no cost by calling 1-800-262-9565, by sending an e-mail request to bishopstreetfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, each dated May 1, 2014, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

BISHOP STREET FUNDS

Your Avenue To Sound Investment

■■■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek long-term capital appreciation.

■■■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.74%

Other Expenses		0.66%

Shareholder Servicing Fees	0.25%

Other Operating Expenses	0.41%

Total Annual Fund Operating Expenses		1.40%

Less Fee Waivers and/or Expense Reimbursements		(0.15)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements*		1.25%

*	Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, excluded expenses)) from exceeding 1.25% of the Fund’s average daily net assets through April 30, 2015 (Contractual Expense Limitation). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Contractual Expense Limitation, the Board may permit the Adviser to receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Contractual Expense Limitation to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which this agreement (or any prior agreement) was in place. This agreement may be terminated: (i) by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2015.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$428	$752	$1,667

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 130% of the average value of its portfolio.

■■■	PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of U.S. and foreign companies. The Fund invests primarily in common stocks of companies that Columbia Management Investment Advisers, LLC (Sub-Adviser) believes have the potential for long-term growth. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. The Fund does not concentrate its assets in any single industry but may from time to time invest more than 25% of its assets in companies conducting business in various industries within an economic sector. Although the Fund may invest in companies that have market capitalizations of any size, the Fund generally invests in companies with market capitalizations of $3 billion or more at the time of purchase.

The Sub-Adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. In selecting investments, the Sub-Adviser considers, among other factors:

•	overall economic and market conditions; and

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

The Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

■■■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

■	Equity Risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

■	Foreign Securities Risk

Foreign securities involve additional risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, and unfavorable political or legal developments.

■	Growth Securities Risk

Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■	Sector Risk

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

■■■	PERFORMANCE INFORMATION

The bar chart and table that follow illustrate the risks and volatility of an investment in Class I Shares of the Fund. Prior to October 14, 2013, the Fund was managed by a different sub-adviser with a different strategy; therefore, the past performance shown below may have differed had the Fund’s current sub-adviser been managing the Fund with the current strategy. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

The following bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
16.09%	(23.70)%
(06/30/09)	(12/31/08)

The performance information shown above is based on a calendar year. The Fund’s performance information from 1/1/14 to 3/31/14 was (0.27)%.

The following table compares the Fund’s average annual total returns to those of the Russell 1000® Growth Index and the S&P 500 Composite Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRA).

Average Annual Total Returns (for the periods ended December 31, 2013)

	1 Year	5 Years	10 Years
Return Before Taxes	35.03%	17.83%	6.99%
Return After Taxes on Distributions	28.11%	16.59%	6.03%
Return After Taxes on Distributions and Sale of Fund Shares	24.44%	14.35%	5.67%
Russell 1000® Growth Index Return (reflects no deduction for fees, expenses or taxes)*	33.48%	20.39%	7.83%
S&P 500 Composite Index Return (reflects no deduction for fees, expenses or taxes)*	32.39%	17.94%	7.40%

*	As of October 14, 2013, the Fund’s benchmark changed from the S&P 500 Composite Index to the Russell 1000® Growth Index in connection with the Fund’s strategy change.

■■■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Columbia Management Investment Advisers, LLC serves as investment sub-adviser to the Fund. Messrs. Thomas M. Galvin, Todd D. Herget, and Richard A. Carter, portfolio managers of the Sub-Adviser, have co-managed the Fund since 2013.

WWW.BISHOPSTREETFUNDS.COM	3

■■■	PURCHASE AND SALE OF FUND SHARES

Class I Shares of the Fund are offered exclusively to high-net-worth and institutional advisory clients of First Hawaiian Bank.

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in an IRA. There is no minimum for subsequent investments. If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Bishop Street Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Bishop Street Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or by telephone at 1-800-262-9565 (for redemptions of $5,000 or less). If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

■■■	TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

■■■	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BSF-SM-006-0600